                                   EXHIBIT 2

                               POWER OF ATTORNEY
                               -----------------

        I, DR. ASHER O. PACHOLDER, do hereby appoint SYLVIA A. PACHOLDER as my true and lawful attorney-in-fact to sign on my behalf individually and to file with the Securities and Exchange Commission any schedules or other filings or amendments thereto made by me pursuant to Section 13(d) of the Securities and Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of May, 1996.




                               ____________________________________
                               DR. ASHER O. PACHOLDER

                                   EXHIBIT 2

                               POWER OF ATTORNEY
                               -----------------


        I, SYLVIA A. PACHOLDER, do hereby appoint DR. ASHER O. PACHOLDER as my true and lawful attorney-in-fact to sign on my behalf individually and to file with the Securities and Exchange Commission any schedules or other filings or amendments thereto made by me pursuant to Section 13(d) of the Securities and Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of May, 1996.




                               ____________________________________
                               SYLVIA A. PACHOLDER

                                   EXHIBIT 2

                               POWER OF ATTORNEY
                               -----------------

        I, WILLIAM E. WILLOUGHBY, do hereby appoint DR. ASHER O. PACHOLDER and SYLVIA A. PACHOLDER, or either of them, as my true and lawful attorneys-in-fact to sign on my behalf individually and to file with the Securities and Exchange Commission any schedules or other filings or amendments thereto made by me pursuant to Section 13(d) of the Securities and Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of May, 1996.




                               ____________________________________
                               WILLIAM E. WILLOUGHBY

                                   EXHIBIT 2

                               POWER OF ATTORNEY
                               -----------------

        I, ROBIN E. PACHOLDER, do hereby appoint DR. ASHER O. PACHOLDER and SYLVIA A. PACHOLDER, or either of them, as my true and lawful attorneys-in-fact to sign on my behalf individually and as an officer of Pacholder Associates, Inc. and to file with the Securities and Exchange Commission any schedules or other filings or amendments thereto made by me pursuant to Section 13(d) of the Securities and Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of May, 1996.




                               ____________________________________
                               ROBIN E. PACHOLDER

                                   EXHIBIT 2

                               POWER OF ATTORNEY
                               -----------------

        I, WILLIAM J. MORGAN, do hereby appoint DR. ASHER O. PACHOLDER and SYLVIA A. PACHOLDER, or either of them, as my true and lawful attorneys-in-fact to sign on my behalf individually, as an officer and director of P M Delaware, Inc. and an officer and director of Pacholder Associates, Inc. and to file with the Securities and Exchange Commission any schedules or other filings or amendments thereto made by me pursuant to Section 13(d) of the Securities and Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of May, 1996.




                               ____________________________________
                               WILLIAM J. MORGAN

                                   EXHIBIT 2

                               POWER OF ATTORNEY
                               -----------------


        I, PEGGY S. WILLOUGHBY, do hereby appoint DR. ASHER O. PACHOLDER and SYLVIA A. PACHOLDER, or either of them, as my true and lawful attorneys-in-fact to sign on my behalf individually and to file with the Securities and Exchange Commission any schedules or other filings or amendments thereto made by me pursuant to Section 13(d) of the Securities and Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of May, 1996.




                               ____________________________________
                               PEGGY S. WILLOUGHBY

                                   EXHIBIT 2

                               POWER OF ATTORNEY
                               -----------------

        I, WILLIAM C. WILLOUGHBY, do hereby appoint DR. ASHER O. PACHOLDER and SYLVIA A. PACHOLDER, or either of them, as my true and lawful attorneys-in-fact to sign on my behalf individually and to file with the Securities and Exchange Commission any schedules or other filings or amendments thereto made by me pursuant to Section 13(d) of the Securities and Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of May, 1996.




                               ____________________________________
                               WILLIAM C. WILLOUGHBY

                                   EXHIBIT 2

                               POWER OF ATTORNEY
                               -----------------

        I, REGINA S. WILLOUGHBY, do hereby appoint DR. ASHER O. PACHOLDER and SYLVIA A. PACHOLDER, or either of them, as my true and lawful attorneys-in-fact to sign on my behalf individually and to file with the Securities and Exchange Commission any schedules or other filings or amendments thereto made by me pursuant to Section 13(d) of the Securities and Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of May, 1996.




                               ____________________________________
                               REGINA S. WILLOUGHBY

                                   EXHIBIT 2

                               POWER OF ATTORNEY
                               -----------------

        I, FRED R. FEDER, do hereby appoint DR. ASHER O. PACHOLDER and SYLVIA
A. PACHOLDER, or either of them, as my true and lawful attorneys-in-fact to sign on my behalf individually and to file with the Securities and Exchange Commission any schedules or other filings or amendments thereto made by me pursuant to Section 13(d) of the Securities and Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of May, 1996.




                               ____________________________________
                               FRED R. FEDER

                                   EXHIBIT 2

                               POWER OF ATTORNEY
                               -----------------

        I, THEO J.M.L. VERHOEFF, do hereby appoint DR. ASHER O. PACHOLDER and SYLVIA A. PACHOLDER, or either of them, as my true and lawful attorneys-in-fact to sign on my behalf individually and to file with the Securities and Exchange Commission any schedules or other filings or amendments thereto made by me pursuant to Section 13(d) of the Securities and Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of May, 1996.




                               ____________________________________
                               THEO J.M.L. VERHOEFF

                                   EXHIBIT 2

                               POWER OF ATTORNEY
                               -----------------

        I, CATHERINE WILLOUGHBY STEPHENS, do hereby appoint DR. ASHER O. PACHOLDER and SYLVIA A. PACHOLDER, or either of them, as my true and lawful attorneys-in-fact to sign on my behalf individually and to file with the Securities and Exchange Commission any schedules or other filings or amendments thereto made by me pursuant to Section 13(d) of the Securities and Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of May, 1996.




                               ____________________________________
                               CATHERINE WILLOUGHBY STEPHENS

                                   EXHIBIT 2

                               POWER OF ATTORNEY
                               -----------------

        I, WALTER L. LEIB, do hereby appoint DR. ASHER O. PACHOLDER and SYLVIA
A. PACHOLDER, or either of them, as my true and lawful attorneys-in-fact to sign on my behalf individually and to file with the Securities and Exchange Commission any schedules or other filings or amendments thereto made by me pursuant to Section 13(d) of the Securities and Exchange Act of 1934, as amended.

        IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of May, 1996.




                               ____________________________________
                               WALTER L. LEIB